Exhibit 10.2

UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE

August 5, 2025

FOR AND IN CONSIDERATION OF the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration paid or delivered to, or otherwise received by, GLOBAL NET LEASE, INC., a Maryland corporation (“REIT”), ARC GLOBAL HOLDCO, LLC, a Delaware limited liability company (“International Holdco”), ARC GLOBAL II HOLDCO, LLC, a Delaware limited liability company (“Global II Holdco”), EACH OF THE ENTITIES IDENTIFIED AS “SUBSIDIARY GUARANTORS” ON THE SIGNATURE PAGES OF THIS AGREEMENT (the “Initial Subsidiary Guarantors”) and EACH ADDITIONAL SUBSIDIARY GUARANTOR (AS DEFINED IN THE HEREINAFTER-DEFINED CREDIT AGREEMENT) THAT MAY HEREAFTER BECOME A PARTY HERETO (the “Additional Subsidiary Guarantors”; REIT, International Holdco, Global II Holdco, the Initial Subsidiary Guarantors and the Additional Subsidiary Guarantors are sometimes hereinafter referred to individually as a “Guarantor” and collectively as “Guarantors”), the receipt and sufficiency whereof are hereby acknowledged by Guarantors, and for the purpose of seeking to induce BMO BANK N.A., a national banking association (“BMO”), in its capacity as a “Lender” under the Credit Agreement referenced below and each other “Lender” (as defined in the Credit Agreement) which may now be or hereafter become a party to the Credit Agreement, any such individual Lender acting as an Issuing Lender under the Credit Agreement, and BMO acting as agent for all of the Lenders under the Credit Agreement (in such capacity, together with any successor agent, “Agent”), to extend credit or otherwise provide financial accommodations to GLOBAL NET LEASE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Borrower”), under the Credit Agreement, which extension of credit and provision of financial accommodations will be to the direct interest, advantage and benefit of Guarantors, Guarantors do hereby, jointly and severally, absolutely, unconditionally and irrevocably guarantee to each of Agent, each Lender and each Lender Hedge Provider (collectively, the “Guaranteed Parties”), the complete payment and performance of the following liabilities, obligations and indebtedness (hereinafter referred to collectively as the “Guaranteed Obligations”):

(a)            the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of the outstanding principal amount under the Revolving Credit Notes made by Borrower to the Revolving Credit Lenders (as defined in the Credit Agreement), which at the Closing Date were issued in the aggregate principal face amount of up to $1,815,000,000.00, together with interest as provided in the Revolving Credit Notes, and together with any replacements, supplements, renewals, modifications, consolidations, restatements, increases and extensions thereof; and

(b)            the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of each other note as may be issued under that certain Credit Agreement dated of even date herewith (as the same may be varied, extended, supplemented, consolidated, amended, replaced, increased, renewed or modified or restated from time to time, the “Credit Agreement”; capitalized terms that are used herein that are not otherwise defined herein shall have the meanings set forth in the Credit Agreement) among, inter alios, Borrower, BMO Bank N.A., as the Agent, and the Lenders now or hereafter a party thereto, together with interest as provided in each such note, together with any replacements, supplements, renewals, modifications, consolidations, restatements, increases, and extensions thereof (the Revolving Credit Notes and each of the notes described in this subsection (b) are hereinafter referred to collectively as the “Note”); and

(c)            the full and prompt payment and performance of any and all obligations of Borrower to each Guaranteed Party under the terms of the Credit Agreement, together with any replacements, supplements, renewals, modifications, consolidations, restatements, and extensions thereof; and

(d)            the full and prompt payment and performance of any Hedge Obligations; and

(e)            Reserved; and

(f)            the full and prompt payment and performance when due of any and all obligations of Borrower to the Issuing Lender under the terms of the Credit Agreement, together with any replacements, supplements, renewals, modifications, consolidations, restatements and extensions thereof; and

(g)            the full and prompt payment and performance of any and all other obligations of Borrower to each Guaranteed Party under any of the other Loan Documents, including, without limitation, all other Obligations. Without limiting the generality of the foregoing, Guarantors acknowledge the terms of Section 2.11 of the Credit Agreement, pursuant to which the Total Revolving Credit Commitment and/or the Total Term Loan Commitment under the Credit Agreement may from time to time be increased such that, after giving effect to such increase(s), the Total Commitment does not exceed $3,000,000,000.00 in the aggregate, and agree that this Unconditional Guaranty of Payment and Performance (as amended, supplemented and/or modified from time to time, this “Guaranty”) shall extend and be applicable to each new or replacement Note delivered by Borrower in connection with any such increase of the Total Revolving Credit Commitment and/or the Total Term Loan Commitment and all other obligations of Borrower under the Loan Documents as a result of such increase without notice to or consent from Guarantors, or any of them.

Notwithstanding anything to the contrary contained herein, under no circumstances shall any of the “Obligations” guaranteed hereby include any obligation that constitutes an Excluded Hedge Obligation of such Guarantor.

1.            Agreement to Pay and Perform; Costs of Collection. Guarantors do hereby agree that, following and during the continuance of an Event of Default under the Loan Documents if the Note is not paid by Borrower in accordance with its terms, or if any and all sums which are now or may hereafter become due from Borrower to any Guaranteed Party under the Loan Documents are not paid by Borrower in accordance with their terms, or if any and all other obligations of Borrower to Agent and each Lender under the Note or of Borrower or any Guarantor under the other Loan Documents are not performed by Borrower or such Guarantor, as applicable, in accordance with their terms, Guarantors will immediately upon demand make such payments and perform such obligations. Guarantors further agree to pay Agent, for the benefit of itself and the other Lenders, on demand all reasonable out-of-pocket costs and expenses (including court costs and reasonable out-of-pocket attorneys’ fees and disbursements paid or incurred by Agent and the Lenders in endeavoring to collect the Guaranteed Obligations guaranteed hereby subject to any applicable limitations on expenses set forth in Section 15 of the Credit Agreement, to enforce any of the Guaranteed Obligations of Borrower guaranteed hereby, or any portion thereof, or to enforce this Guaranty, and if not paid to Agent within thirty (30) days after demand, such sums shall bear interest at the Default Rate set forth in Section 4.11 of the Credit Agreement unless collection from Guarantors of interest at such rate would be contrary to applicable law, in which event such sums shall bear interest at the highest rate which may be collected from Guarantors under applicable law.

2.            Reinstatement of Refunded Payments. If, for any reason, any payment to any Guaranteed Party of any of the Guaranteed Obligations guaranteed hereunder is required to be refunded, rescinded or returned by such Person to Borrower, or paid or turned over to any other Person, including, without limitation, by reason of the operation of bankruptcy, reorganization, receivership or insolvency laws or similar laws of general application relating to creditors’ rights and remedies now or hereafter enacted, Guarantors agree as follows: (a) to pay to Agent, for the benefit of itself or such other affected Guaranteed Party, as the case may be, on demand an amount equal to the amount so required to be refunded, paid or turned over (each, a “Turnover Payment”); (b) the obligations of Guarantors shall not be treated as having been discharged by the original payment to such Guaranteed Party giving rise to such Turnover Payment; and (c) this Guaranty shall be treated as having remained in full force and effect for any such Turnover Payment so made by such Guaranteed Party as well as for any amounts not theretofore paid to such Guaranteed Party on account of such obligations.

3.            Rights of the Guaranteed Parties to Deal with Collateral, Borrower and Other Persons. Each Guarantor hereby consents and agrees that any Guaranteed Party may at any time, and from time to time, without thereby releasing any Guarantor from any liability hereunder and without notice to or further consent from any other Guarantor or any other Person, either with or without consideration: release or surrender any lien or other security of any kind or nature whatsoever held by it or by any Person on its behalf or for its account, securing any indebtedness or liability hereby guaranteed (it being understood that as of the Closing Date the Obligations and the Guaranteed Obligations are unsecured); substitute, for any collateral so held by it, other collateral of like kind, or of any kind (it being understood that as of the Closing Date the Obligations and the Guaranteed Obligations are unsecured); modify the terms of the Note or the other Loan Documents; extend or renew the Note or the Credit Agreement for any period; grant releases, compromises and indulgences with respect to the Note or the other Loan Documents and to any Persons or entities now or hereafter liable thereunder or hereunder; release any other guarantor (including any Guarantor), surety, endorser or accommodation party of the Note or any other Loan Documents; or take or fail to take any action of any type whatsoever. No such action which any Guaranteed Party shall take or fail to take in connection with the Note and the other Loan Documents, or any of them, or any security for the payment of the indebtedness of Borrower to any Guaranteed Party or for the performance of any obligations or undertakings of Borrower or any Guarantor, nor any course of dealing with Borrower or any other Person, shall release any Guarantor’s obligations hereunder, affect this Guaranty in any way or afford any Guarantor any recourse against any Guaranteed Party. The provisions of this Guaranty shall extend and be applicable to all replacements, supplements, renewals, amendments, extensions, consolidations, restatements and modifications of the Note and the other Loan Documents, and any and all references herein to the Note and the other Loan Documents shall be deemed to include any such replacements, supplements, renewals, extensions, amendments, consolidations, restatements or modifications thereof. Without limiting the generality of the foregoing, Guarantors acknowledge the terms of Section 18.3 of the Credit Agreement and agree that this Guaranty shall extend and be applicable to each new or replacement note delivered by Borrower pursuant thereto without notice to or further consent from Guarantors, or any of them.

4.            No Contest with any Guaranteed Party; Subordination. So long as any of the Guaranteed Obligations hereby guaranteed remain unpaid or undischarged or any Lender has any obligation to make Loans or issue Letters of Credit, no Guarantor will, as a result of paying any sum recoverable hereunder (whether or not demanded by Agent or such Lender) or by any means or on any other ground, claim any set-off or counterclaim against Borrower in respect of any liability of any Guarantor to Borrower or, in proceedings under any Insolvency Law or insolvency proceedings of any nature, prove in competition with any Guaranteed Party in respect of any payment hereunder or be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of Borrower or the benefit of any other security for any of the Guaranteed Obligations hereby guaranteed which, now or hereafter, any Guaranteed Party may hold or in which it may have any share. For so long as any of the Guaranteed Obligations or Letters of Credit remain outstanding or subject to any fraudulent conveyance, preference, transfer for undervalue or bankruptcy preference period or any other possibility of disgorgement, or any Guaranteed Party has any obligation to make Loans or issue Letters of Credit, each Guarantor hereby expressly waives and releases any right of contribution or reimbursement from or indemnity against Borrower or any other Guarantor, or any right of exoneration, whether at law or in equity, arising from any payments made by any Guarantor pursuant to the terms of this Guaranty, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, and each Guarantor acknowledges that such Guarantor has no right whatsoever to proceed against Borrower or any other Guarantor for reimbursement of any such payments except for those rights of such Guarantor under the Contribution Agreement; provided, however, for so long as any of the Guaranteed Obligations or Letters of Credit remain outstanding or subject to any fraudulent conveyance, preference, transfer for undervalue or bankruptcy preference period or any other possibility of disgorgement, or any Guaranteed Party has any obligation to make Loans or issue Letters of Credit, each Guarantor agrees not to pursue or enforce any of its rights under the Contribution Agreement or otherwise and each Guarantor agrees not to make or receive any payment on account of such rights under the Contribution Agreement or otherwise. In the event any Guarantor shall receive any payment under or on account of such rights whether under the Contribution Agreement or otherwise while any of the Guaranteed Obligations are outstanding, it shall hold such payment as trustee for the Guaranteed Parties and be paid over to Agent, for the benefit of itself and the other Lenders, on account of the Guaranteed Obligations but without reducing or affecting in any manner the liability of Guarantors under the other provisions of this Guaranty except to the extent the principal amount or other portion of the Guaranteed Obligations shall have been reduced by such payment. In connection with the foregoing, for so long as any of the Guaranteed Obligations or Letters of Credit remain outstanding or subject to any fraudulent conveyance, preference, transfer for undervalue or bankruptcy preference period or any other possibility of disgorgement, or any Guaranteed Party has any obligation to make Loans or issue Letters of Credit, each Guarantor expressly waives and releases any and all rights of subrogation to any Guaranteed Party against Borrower or any other Guarantor, and each Guarantor hereby waives any rights to enforce any remedy which any Guaranteed Party may have against Borrower or any other Guarantor and any rights to participate in any collateral for the Guaranteed Obligations. For so long as any of the Guaranteed Obligations or Letters of Credit remain outstanding or subject to any fraudulent conveyance, preference, transfer for undervalue or bankruptcy preference period or any other possibility of disgorgement, or any Guaranteed Party has any obligation to make Loans or issue Letters of Credit, each Guarantor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to such Guarantor to all indebtedness of Borrower or any other Guarantor to any Guaranteed Party, and agrees with each Guaranteed Party that (a) after the occurrence and during the continuance of an Event of Default, Guarantors shall not demand or accept any payment from Borrower or any other Guarantor on account of such indebtedness, (b) such Guarantor shall not claim any offset or other reduction of Guarantors’ obligations hereunder because of any such indebtedness, and (c) Guarantors shall not take any action to obtain any interest in any of the security described in and encumbered by the Loan Documents because of any such indebtedness (it being understood that as of the Closing Date the Obligations and the Guaranteed Obligations are unsecured); provided, however, that, if after the occurrence and during the continuation of an Event of Default, Agent so requests, such indebtedness shall be collected, enforced and received by Guarantors as trustee for the Guaranteed Parties and be paid over to Agent, for the benefit of itself and the other Lenders, on account of the indebtedness of Borrower to the Guaranteed Parties, but without reducing or affecting in any manner the liability of Guarantors under the other provisions of this Guaranty except to the extent the principal amount or other portion of such outstanding indebtedness shall have been reduced by such payment.

5.            Waiver of Defenses. Guarantors hereby agree that their obligations hereunder shall not be affected or impaired by, and hereby waive and agree not to assert or take advantage of any defense based on:

(a)            (i) any change in the amount, interest rate or due date or other term of any of the obligations hereby guaranteed, (ii) any change in the time, place or manner of payment of all or any portion of the obligations hereby guaranteed, (iii) any amendment to or waiver of, or consent to the departure from or other indulgence with respect to, any provision of the Credit Agreement, any other Loan Document, or any document or instrument evidencing or relating to the Hedge Obligations guaranteed hereby, or (iv) any waiver, renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, the Credit Agreement, any of the other Loan Documents, or any document or instrument evidencing or relating to the Hedge Obligations guaranteed hereby, or any assignment or transfer of any of the foregoing;

(b)            any subordination of the payment of the obligations hereby guaranteed to the payment of any other liability of Borrower or any other Person;

(c)            any act or failure to act by Borrower or any other Person which may adversely affect any Guarantor’s subrogation rights, if any, against Borrower or any other Person to recover payments made under this Guaranty;

(d)            any nonperfection or impairment of any security interest or other Lien on any collateral, if any, securing in any way any of the obligations hereby guaranteed (it being understood that as of the Closing Date the Obligations are unsecured);

(e)            any application of sums paid by Borrower or any other Person with respect to the Guaranteed Obligations, regardless of what liabilities of Borrower remain unpaid;

(f)            any defense of Borrower, including, without limitation, the invalidity, illegality or unenforceability of any of the Guaranteed Obligations;

(g)            either with or without notice to Guarantors, any renewal, extension, modification, amendment or other changes in the Guaranteed Obligations, including but not limited to any material alteration of the terms of payment or performance of the Guaranteed Obligations;

(h)            any statute of limitations in any action hereunder or for the collection of the Note or the Credit Agreement or for the payment or performance of any obligation hereby guaranteed;

(i)            the incapacity, lack of authority, death or disability of Borrower, any Guarantor or any other Person or entity, or the failure of any Guaranteed Party to file or enforce a claim against the estate (either in administration, bankruptcy or in any other proceeding) of Borrower or any Guarantor or any other Person or entity;

(j)            the dissolution or termination of existence of Borrower, any Guarantor or any other Person or entity;

(k)            the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Borrower or any Guarantor or any other Person or entity;

(l)            the voluntary or involuntary receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, assignment, composition, or readjustment of, or any similar proceeding affecting, Borrower or any Guarantor or any other Person or entity, or any of Borrower’s or any Guarantor’s or any other Person’s or entity’s properties or assets;

(m)            the damage, destruction, condemnation, foreclosure or surrender of all or any part of any collateral (it being understood that as of the Closing Date the Obligations are unsecured), the Real Estate or any of the improvements located thereon;

(n)            the failure of any Guaranteed Party to give notice of the existence, creation or incurrence of any new or additional indebtedness or obligation of Borrower or of any action or nonaction on the part of any other Person whomsoever in connection with any obligation hereby guaranteed;

(o)            any failure or delay of any Guaranteed Party to commence an action against Borrower or any other Person, to assert or enforce any remedies against Borrower under the Note or the other Loan Documents, or to realize upon any security;

(p)            any failure of any duty on the part of any Guaranteed Party to disclose to any Guarantor any facts it may now or hereafter know regarding Borrower (including, without limitation Borrower’s financial condition), any other Person, any collateral (it being understood that as of the Closing Date the Obligations and the Guaranteed Obligations are unsecured), or any other assets or liabilities of such Persons, whether such facts materially increase the risk to Guarantors or not (it being agreed that Guarantors assume responsibility for being informed with respect to such information);

(q)            failure to accept or give notice of acceptance of this Guaranty by any Guaranteed Party;

(r)            failure to make or give notice of presentment and demand for payment of any of the indebtedness or performance of any of the obligations hereby guaranteed;

(s)            failure to make or give protest and notice of dishonor or of default to Guarantors or to any other party with respect to the indebtedness or performance of obligations hereby guaranteed;

(t)            any and all other notices whatsoever to which Guarantors might otherwise be entitled;

(u)            any lack of diligence by any Guaranteed Party in collection, protection or realization upon any collateral securing the payment of the indebtedness or performance of obligations hereby guaranteed (it being understood that as of the Closing Date the Obligations and the Guaranteed Obligations are unsecured);

(v)            the invalidity or unenforceability of the Note or any of the other Loan Documents, or any assignment or transfer of the foregoing;

(w)            the compromise, settlement, release or termination of any or all of the obligations of Borrower under the Note or the other Loan Documents or any other Guaranteed Obligations;

(x)            any transfer by Borrower or any other Person of all or any part of the security encumbered by the Loan Documents (it being understood that as of the Closing Date the Obligations and the Guaranteed Obligations are unsecured);

(y)            the failure of any Guaranteed Party to perfect any security or to extend or renew the perfection of any security (it being understood that as of the Closing Date the Obligations and the Guaranteed Obligations are unsecured); or

(z)            to the fullest extent permitted by law, any other legal, equitable or surety defenses whatsoever to which Guarantors might otherwise be entitled (other than the defense of full payment and performance of the Guaranteed Obligations or that a Guarantor has been released from its obligations under this Guaranty), it being the intention that the obligations of Guarantors hereunder are absolute, unconditional and irrevocable.

Each Guarantor understands that the exercise by a Guaranteed Party of certain rights and remedies may affect or eliminate such Guarantor’s right of subrogation against Borrower or the other Guarantors and that such Guarantor may therefore incur partially or totally nonreimbursable liability hereunder. Nevertheless, Guarantors hereby authorize and empower Agent, on behalf of each Guaranteed Party, and such Guaranteed Party’s respective successors, endorsees and assigns, to exercise in its or their sole discretion, any rights and remedies, or any combination thereof, which may then be available, it being the purpose and intent of Guarantors that the obligations hereunder shall be absolute, continuing, independent and unconditional under any and all circumstances.

6.            Guaranty of Payment and Performance and Not of Collection. This is a Guaranty of payment and performance and not of collection. The liability of Guarantors under this Guaranty shall be primary, direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other Person, nor against securities or liens (if any) available to any Guaranteed Party, its successors, successors in title, endorsees or assigns. Guarantors hereby waive any right to require that an action be brought against Borrower or any other Person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of any Guaranteed Party in favor of Borrower or any other Person.

7.            Rights and Remedies of the Guaranteed Parties. In the event of an Event of Default under the Note or the other Loan Documents, or any of them, that is continuing (it being understood that no Guaranteed Party has any obligation to accept cure after an Event of Default occurs), the Agent, on behalf of itself and the other Lenders, and the Lenders shall have the right to enforce their rights, powers and remedies thereunder or hereunder or under any other Loan Document, in any order, and all rights, powers and remedies available to such Guaranteed Party in such event shall be nonexclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. Accordingly, the Guarantors hereby authorize and empower Agent upon the occurrence and during the continuance of any Event of Default under the Note or the other Loan Documents, at its sole discretion, and without notice to Guarantors, to exercise any right or remedy which any Guaranteed Party may have, including, but not limited to, foreclosure, exercise of rights of power of sale, acceptance of a deed or assignment in lieu of foreclosure, appointment of a receiver, exercise of remedies against personal property, or enforcement of any assignment of leases, as to any security, whether real, personal or intangible. At any public or private sale of any security or collateral for any of the Guaranteed Obligations guaranteed hereby (it being understood that as of the Closing Date the Obligations and the Guaranteed Obligations are unsecured), whether by foreclosure or otherwise, each Guaranteed Party may, in its discretion, purchase all or any part of such security or collateral so sold or offered for sale for its own account and may apply against the amount bid therefor all or any part of the balance due it pursuant to the terms of the Note or any other Loan Document without prejudice to such Guaranteed Party’s remedies hereunder against Guarantors for deficiencies. If the Guaranteed Obligations are partially paid by reason of the election of the Guaranteed Parties or Agent on behalf of the Lenders to pursue any of the remedies available to them, or if such Guaranteed Obligations are otherwise partially paid, this Guaranty shall nevertheless remain in full force and effect, and Guarantors shall remain liable for the entire balance of the Guaranteed Obligations guaranteed hereby even though any rights which any Guarantor may have against Borrower or any other Person may be destroyed or diminished by the exercise of any such remedy.

8.            Application of Payments. Guarantors hereby authorize Agent, without notice to Guarantors, to apply all payments and credits received from Borrower, any Guarantor or any other Person or realized from any security (it being understood that as of the Closing Date the Obligations and the Guaranteed Obligations are unsecured) as set forth in the Credit Agreement.

9.            Business -Failure, Bankruptcy or Insolvency. In the event of the business failure of any Guarantor or if there shall be pending any bankruptcy, insolvency or other case or proceeding with respect to any Guarantor under any Insolvency Law or any other applicable law or in connection with the insolvency of any Guarantor, or if a liquidator, receiver, or trustee shall have been appointed for any Guarantor or any Guarantor’s properties or assets, Agent, on behalf of itself and the other Lenders, may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Guaranteed Parties allowed in any proceedings relative to such Guarantor, or any of such Guarantor’s properties or assets, and, irrespective of whether the Guaranteed Obligations shall then be due and payable, by declaration or otherwise, Agent, on behalf of itself and the other Lenders, shall be entitled and empowered to file and prove a claim for the whole amount of any sums or sums owing with respect to the Guaranteed Obligations, and to collect and receive any moneys or other property payable or deliverable on any such claim. Guarantors covenant and agree that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Guarantors shall not seek a supplemental stay or otherwise pursuant to 11 U.S.C. §105 or any other provision of the Bankruptcy Code, as amended, any other Insolvency Law or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of any Guaranteed Party to enforce any rights of such Guaranteed Party against Guarantors by virtue of this Guaranty or otherwise.

10.            Covenants of Guarantors. Guarantors hereby covenant and agree with each Guaranteed Party that until all Guaranteed Obligations have been repaid in full in cash, all obligations and undertakings (other than contingent obligations for indemnification, expense reimbursement, tax gross-up or yield protection as to which no claim has been made, and any Letters of Credit collateralized on terms acceptable to the relevant Issuing Lender in its sole discretion) of Borrower under, by reason of, or pursuant to the Note and the other Loan Documents have been completely performed and the Lenders have no further obligation to advance Loans or issue Letters of Credit under the Credit Agreement, Guarantors will comply with any and all covenants applicable to Guarantors set forth in the Credit Agreement.

11.            Rights of Set-off. Regardless of the adequacy of any collateral, during the continuance of any Event of Default under the Note or the other Loan Documents, each Guaranteed Party may at any time and without notice to Guarantors, set-off and apply the whole or any portion or portions of any or all deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or branch of such Guaranteed Party where the deposits are held) now or hereafter held by such Guaranteed Party against amounts payable under this Guaranty, whether or not any other person or persons could also withdraw money therefrom.

12.            Changes in Writing; No Revocation. This Guaranty may not be changed orally, and no obligation of any Guarantor can be released or waived by the Lenders except as provided in Section 5.3 or Section 27 of the Credit Agreement. This Guaranty shall be irrevocable by Guarantors until all Guaranteed Obligations has been repaid in full in cash, all obligations and undertakings (other than contingent obligations for indemnification, expense reimbursement, tax gross-up or yield protection as to which no claim has been made and any Letters of Credit collateralized on terms acceptable to the relevant Issuing Lender in its sole discretion) of Borrower under, by reason of, or pursuant to the Note, the Letters of Credit and the Loan Documents have been completely performed and the Lenders have no further obligation to advance Loans or issue Letters of Credit under the Credit Agreement.

13.            Notices. Each notice, demand, election or request provided for or permitted to be given pursuant to this Guaranty (hereinafter in this Section 13 referred to as “Notice”), but specifically excluding to the maximum extent permitted by law any notices of the institution or commencement of foreclosure proceedings, must be in writing and shall be deemed to have been properly given or served by personal delivery or by sending same by overnight courier or by depositing same in the United States Mail, postpaid and registered or certified, return receipt requested, or as expressly permitted herein, by telecopy or electronic mail, and addressed as follows:

The address of Agent is:

BMO Bank N.A.

151 W. 42nd Street, 33rd Floor

New York, NY 10036

Attention: Darin Mainquist

Phone: (347) 668-1445

E-mail: Darin.Mainquist@bmo.com

With a copy to:

Riemer & Braunstein LLP

100 Cambridge Street, 22nd Floor

Boston, MA 02114

Attn: Saúl De La Guardia, Esq.

Phone: (617) 880-3533

E-mail: sdelaguardia@riemerlaw.com

The address of Guarantors is:

c/o Global Net Lease Operating Partnership, L.P.

405 Park Avenue

Third Floor

New York, NY 10022

Attn: General Counsel

Telecopy No.: (212) 421-5799

Phone: (332) 265-2277

E-mail: JGalloway@GlobalNetLease.com

With a copy to:

c/o Global Net Lease Operating Partnership, L.P.

405 Park Avenue

Third Floor

New York, NY 10022

Attn: Chief Financial Officer

Telecopy No.: (212) 421-5799

Phone: (332) 265-2074

E-mail: CMasterson@globalnetlease.com

And

Greenberg Traurig LLP

333 SE 2nd Ave, Suite 4400

Miami, FL 33131

Attn: Joseph Herz, Esq.

Phone: (212) 801-6926

E-mail: HerzJ@gtlaw.com

Each Notice shall be effective upon being delivered personally or upon being sent by overnight courier or upon being deposited in the United States Mail as aforesaid, or if transmitted by telecopy (if permitted hereunder), upon being sent and confirmation of receipt (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided below shall be effective as provided below. The time period in which a response to any such Notice must be given or any action taken with respect thereto (if any), however, shall commence to run from the date of receipt if personally delivered or sent by overnight courier, or if so deposited in the United States Mail, the earlier of three (3) Business Days following such deposit or the date of receipt as disclosed on the return receipt, or, with respect to notices delivered by facsimile or electronic communications, when deemed received in accordance with this Section 13. Rejection or other refusal to accept or the inability to deliver because of changed address for which no notice was given shall be deemed to be receipt of the Notice sent. By giving at least fifteen (15) days’ prior Notice thereof, Borrower, Guarantors or the Agent shall have the right from time to time and at any time during the term of this Guaranty to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

Unless the Agent otherwise prescribes, notices and other communications sent to an e-mail address shall be deemed received upon the earlier of the recipient’s actual receipt or the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice, e-mail or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.

14.            GOVERNING LAW. EACH PARTY HERETO ACKNOWLEDGES AND AGREES, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5- 1401, THAT THIS GUARANTY AND THE OBLIGATIONS OF GUARANTORS HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED AND DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

15.            CONSENT TO JURISDICTION; WAIVERS. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, AND (B) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY STATE OR OTHER JURISDICTION (I) TO THE RIGHT, IF ANY, TO TRIAL BY JURY (EACH GUARANTEED PARTY HAVING ALSO WAIVED SUCH RIGHT TO TRIAL BY JURY), (II) TO OBJECT TO JURISDICTION WITHIN THE STATE OF NEW YORK OR VENUE IN ANY PARTICULAR FORUM WITHIN THE STATE OF NEW YORK, AND (III) TO THE RIGHT, IF ANY, TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN OR IN ADDITION TO ACTUAL DAMAGES. AGENT AND EACH LENDER IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS UNDER THE LAWS OF ANY STATE OR OTHER JURISDICTION TO THE RIGHT, IF ANY, TO TRIAL BY JURY. EACH GUARANTOR AGREES THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO SUCH GUARANTOR AT THE ADDRESS SET FORTH IN SECTION 13 ABOVE, AND SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL BE SO MAILED. NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT AGENT OR ANY LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY AND AGAINST ANY GUARANTOR PERSONALLY, AND AGAINST ANY PROPERTY OF ANY GUARANTOR, WITHIN ANY OTHER STATE OR OTHER JURISDICTION (INCLUDING, WITHOUT LIMITATION, IN ANY JURISDICTION WITHIN AN APPROVED FOREIGN COUNTRY). INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY STATE OR OTHER JURISDICTION SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF GUARANTORS AND EACH GUARANTEED PARTY HEREUNDER OR OF THE SUBMISSION HEREIN MADE BY GUARANTORS TO PERSONAL JURISDICTION WITHIN THE STATE OF NEW YORK. EACH GUARANTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT. EACH GUARANTOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY GUARANTEED PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH GUARANTEED PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND ACKNOWLEDGE THAT EACH GUARANTEED PARTY HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 15. EACH OF THE GUARANTORS THAT IS AN APPROVED FOREIGN ENTITY ACKNOWLEDGES AND AGREES THAT (1) IT IS OPERATING IN THE UNITED STATES OF AMERICA FOR THE PURPOSE OF THIS GUARANTY, (2) IT IS CONTRACTING IN THE UNITED STATES OF AMERICA FOR THE PURPOSES OF THIS GUARANTY, AND (3) FULLY ACCEPTS THE WAIVER OF SERVICE OR PROCESS AND WAIVER OF JURISDICTION CONTAINED HEREIN REGARDLESS OF SUCH GUARANTOR’S JURISDICTION OF INCORPORATION OR FORMATION, DOMICILE OR PRINCIPAL PLACE OF BUSINESS. ADDITIONALLY, EACH GUARANTOR THAT IS AN APPROVED FOREIGN ENTITY ACKNOWLEDGES AND AGREES THAT IT IS SUBJECT TO THE PERSONAL JURISDICTION IN THE STATE OF NEW YORK AND THAT SERVICE OF PROCESS IS EFFECTIVE BASED ON THE METHODS DESCRIBED HEREIN EVEN THOUGH SUCH GUARANTOR IS A SOCIÉTÉ À RESPONSABILITÉ LIMITÉE (SARL) ORGANIZED UNDER THE LAWS OF LUXEMBOURG, A SOCIÉTÉ CIVILE IMMOBILIÈRE (SCI) ORGANIZED UNDER THE LAWS OF FRANCE, A MUTUAL REAL ESTATE COMPANY (MREC) ORGANIZED UNDER THE LAWS OF FINLAND OR OTHER TYPE OF NON-U.S. BUSINESS ENTITY PERMITTED UNDER THE CREDIT AGREEMENT, AS APPLICABLE. EACH GUARANTOR ACKNOWLEDGES THAT THEY HAVE HAD AN OPPORTUNITY TO REVIEW THIS SECTION 15 WITH ITS LEGAL COUNSEL AND THAT SUCH GUARANTOR AGREES TO THE FOREGOING AS ITS FREE, KNOWING AND VOLUNTARY ACT.

16.            Successors and Assigns. The provisions of this Guaranty shall be binding upon Guarantors and their respective heirs, successors, successors in title, legal representatives, and assigns, and shall inure to the benefit of each Guaranteed Party, its successors, successors in title, legal representatives and permitted assigns. No Guarantor shall assign or transfer any of its rights or obligations under this Guaranty without the prior written consent of the Agent and the Lenders.

17.            Assignment by Guaranteed Parties. This Guaranty is assignable by each Lender in whole or in part in conjunction with any assignment of the Note or portions thereof permitted by the Credit Agreement and by Agent in accordance with the terms of the Credit Agreement, and any assignment hereof or any transfer or assignment of the Note or portions thereof by such Lender or Agent shall operate to vest in any such permitted assignee the rights and powers, in whole or in part, as appropriate, herein conferred upon and granted to such Lender or Agent.

18.            Severability. If any term or provision of this Guaranty shall be determined to be illegal or unenforceable, all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by law.

19.            Disclosure. Guarantors agree that in addition to disclosures made in accordance with standard banking practices, any Guaranteed Party may disclose information obtained by such Guaranteed Party pursuant to this Guaranty as permitted by the Credit Agreement.

20.            NO UNWRITTEN AGREEMENTS. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

21.            Time of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of Guarantors under this Guaranty.

22.            Ratification. Each Guarantor does hereby restate, reaffirm and ratify each and every warranty and representation regarding such Guarantor or its Subsidiaries set forth in the Credit Agreement as if the same were more fully set forth herein on the date hereof and on the date Borrower makes such warranty and representation pursuant to the terms of the Credit Agreement.

23.            Joint and Several Liability. Each of Guarantors covenants and agrees that each and every covenant and obligation of Guarantors hereunder shall be the joint and several obligations of each of Guarantors.

24.            Fair Consideration. Guarantors represent that Guarantors are engaged in common business enterprises related to those of Borrower and each Guarantor will derive substantial direct or indirect economic benefit from the effectiveness and existence of the Credit Agreement.

25.            Counterparts. This Guaranty and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Guaranty it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

26.            Condition of Borrower. Without reliance on any information supplied by any Guaranteed Party, each Guarantor has independently taken, and will continue to take, whatever steps it deems necessary to evaluate the financial condition and affairs of Borrower or any collateral, and no Guaranteed Party shall have any duty to advise any Guarantor of information at any time known to such Guaranteed Party regarding such financial condition or affairs or any collateral.

27.            Continuance of Guaranty; Release; Joinder. (a) This Guaranty and all covenants made by the Guarantors under the Loan Documents shall, subject to the terms of Section 2 hereof, continue in effect for so long as any Guaranteed Obligation remains outstanding or any Letters of Credit remain outstanding (unless cash collateralized in a manner satisfactory to the applicable Issuing Lender in its sole discretion) or any Lender has any obligation to make any Loan or issue any Letters of Credit and until all of the obligations (other than contingent obligations for indemnification, expense reimbursement, tax gross-up or yield protection as to which no claim has been made) of Guarantors to Guaranteed Parties under this Guaranty are fully and finally performed and discharged in accordance with their terms (and without regard to any extension, reduction or other alteration thereof in any proceeding under the Bankruptcy Code, any other Insolvency Law or any other proceeding described in Section 12.l(g), (h) or (i) of the Credit Agreement); provided, that, notwithstanding the foregoing, the provisions of Section 2 shall survive and continue following any such discharge or termination.

(b)            Upon release of any Subsidiary Guarantor in accordance with Section 5.3 of the Credit Agreement, such Subsidiary Guarantor shall be released from its obligations hereunder.

(c)            Upon the occurrence of certain events and on the terms and conditions described in Section 5.2 of the Credit Agreement, certain other Subsidiaries of Borrower may become Subsidiary Guarantors for the purposes hereof and become a party hereto by executing and delivering to Agent a Joinder Agreement.

28.            Judgment Currency. For the purposes of obtaining judgment in any court if it is necessary to convert a sum due from the Guarantor hereunder in the currency expressed to be payable herein (i.e. Dollars) (the “Specified Currency”) into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase the Specified Currency with such other currency at the Agent’s main Chicago, Illinois office on the Business Day preceding that on which final, non-appealable judgment is given. The obligations of the Guarantor in respect of any sum due hereunder shall, notwithstanding any judgment in a currency other than the Specified Currency, be discharged only to the extent that on the Business Day following receipt by any Lender (including the Agent), as the case may be, of any sum adjudged to be so due in such other currency such Lender (including the Agent), as the case may be, may in accordance with normal, reasonable banking procedures purchase the Specified Currency with such other currency. If the amount of the Specified Currency so purchased is less than the sum originally due to such Lender (including the Agent), as the case may be, in the Specified Currency, the Guarantor agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender (including the Agent), as the case may be, against such loss, and to pay such additional amounts upon demand from Agent.

29.            Reserved.

30.            Waiver of Claims. Guarantors acknowledge, represent and agree that Guarantors as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to this Guaranty, the “Loan Documents” (as defined in the this Guaranty), the administration or funding of the “Loans” (as defined in the Credit Agreement), or with respect to any acts or omissions of Agent or any past or present directors, officers, agents or employees of Agent or any Lender, whether under this Guaranty, or any of the “Loan Documents” (as defined in this Guaranty), and each of the Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action arising on or before the date hereof, if any.

31.            Electronic Signatures. Delivery of an executed counterpart of a signature page to this Guaranty or any other Loan Document by facsimile or as an attachment to an electronic mail message in .pdf, .jpeg, .TIFF or similar electronic format shall be effective as delivery of a manually executed counterpart of this Guaranty or such other Loan Document for all purposes. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Guaranty, the other Loan Documents and the transactions contemplated hereby and thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Agent to accept electronic signatures in any form or format without its prior written consent. For the purposes hereof, “Electronic Signatures” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. Each of the parties hereto represents and warrants to the other parties hereto that it has the corporate capacity and authority to execute this Guaranty and the other Loan Documents to which it is a party through electronic means and there are no restrictions for doing so in that party’s constitutive documents. Without limiting the generality of the foregoing, each Guarantor hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among any of the Agent or the Lenders and any of the Borrower or Guarantors (as defined in the Credit Agreement), electronic images of this Guaranty or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of any Loan Document based solely on the lack of paper original copies of such Loan Document, including with respect to any signature pages thereto.

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IN WITNESS WHEREOF, Guarantors have executed this Guaranty as of the date first set forth above.

REIT:

GLOBAL NET LEASE, INC.,
a Maryland corporation

By:	/s/ Christopher Masterson
Name:	Christopher Masterson
Title:	Chief Financial Officer, Treasurer and Secretary

INTERNATIONAL HOLDCO:

ARC GLOBAL HOLDCO, LLC,
a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

GLOBAL II HOLDCO:

ARC GLOBAL II HOLDCO, LLC,
a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

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INITIAL SUBSIDIARY GUARANTORS:

ARC GSFRNTN001, LLC
ARC TFDPTIA001, LLC
ARC NOWILND001, LLC
ARC GSDVRDE001, LLC
ARC GSGTNPA001, LLC
ARC GSMSSTX001, LLC
ARC GSDALTX001, LLC
ARC NOPLNTX001, LLC
ARC DRINDIN001, LLC
ARC VALWDCO001, LLC
ARC GBLMESA001, LLC
ARC FEAMOTX001, LLC
ARC FECPEMA001, LLC
ARC WNBRNMO001, LLC
ARC CTFTMSC001, LLC
ARC SWWSVOH001, LLC
ARC WMWSLNC001, LLC
ARC FEWTRNY001, LLC
ARC DNDUBOH001, LLC
ARC FEBILMA001, LLC
ARC FESALUT001, LLC
ARC CGJNSMI001, LLC
ARC CGFRSMI001, LLC
ARC FEPIESD001, LLC
ARC GSFFDME001, LLC
ARC GSRNGME001, LLC
ARC GSRPCSD001, LLC,
each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

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ARC TRLIVMI001, LLC
ARC FEHBRKY001, LLC
ARC CGMARSC001, LLC
ARC CGLGNIN001, LLC
ARC JTCHATN001, LLC
ARC JTCHATN002, LLC
ARC FEMANMN001, LLC
ARC GSRTNNM001, LLC
ARC ODVLONET001, LLC
ARG VAGNVFL001, LLC
ARG LSWYGMI001, LLC
ARG LSCHIIL001, LLC
ARG LSCHIIL003, LLC
ARG FCSTHMI001, LLC
ARG DPSPNIA001, LLC
ARC FEGBRNC001, LLC,
each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

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ARG NIGTNMA001, LLC
ARG LKCLLAL001, LLC
ARG SNCSPCO001, LLC
ARG VSSRACA001, LLC
ARG VSSRACA002, LLC
ARC WHAMSNE001, LLC
ARG FRAHLMI001, LLC
ARG PSBRDFL001, LLC
ARG PSLKCLA001, LLC
ARG PSGRLTX001, LLC
ARG PSELPTX001, LLC
ARG PSHCKNC001, LLC
ARG PSPRAIL001, LLC
ARG PSMSNTX001, LLC
ARG PSMRDMS001, LLC
ARG NIFLNNH001, LLC
ARG MT2PKSLB002, LLC
ARG VSSRACA003, LLC
ARG FEBTHNB001, LLC
ARG FELWDNB001, LLC,
each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

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ARG FEMTNNB001, LLC
ARG KLSLBNC001, LLC
ARG PSDANVA001, LLC
ARG PSDEMIA001, LLC
ARG PSYNSOH001, LLC
ARG PSDAYOH001, LLC
ARG NIFLNNH002, LLC
ARG STELDCA001, LLC
ARG STWINCT001, LLC
ARG STKNCMO001, LLC
ARG STFALNY001, LLC
ARG KLSLBNC002, LLC
ARG WPOTWOH001, LLC
ARG WPCLDOH001, LLC
ARG WPCLDOH002, LLC
ARG WPMRNOH001, LLC
ARG WPFNDOH001, LLC,
each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

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ARG WPCLVTN001, LLC
ARG SBPSLTX001, LLC
ARG NIAMHNH001, LLC
ARG WMBVLAR001, LLC
ARG PPSPPTX001, LLC
ARG PPSHLTX001, LLC
ARG THDEXMI001, LLC
ARG THAARMI001, LLC
ARG THMISIN001, LLC
ARG PRBRIMI001, LLC
ARG PRBRIMI002, LLC
ARG PRBRIMI003, LLC
ARG PF4PCAN001 US, LLC
ARG PFB4PCK001, LLC
ARG NXHSNTX001, LLC
ARC ACHNETH001, LLC
ARG EMSPHIL001, LLC
ARC TKMANUK001, LLC
ARG NIGETMA001, LLC
ARG BOOT8UK001, LLC
ARG BOOT8UK002, LLC
ARG BOOT8UK003, LLC
ARG BOOT8UK004, LLC
ARG BOOT8UK005, LLC
ARG BOOT8UK006, LLC
ARG BOOT8UK007, LLC
ARG BOOT8UK008, LLC
ARC RMNUSGER01, LLC
ARC OBMYNGER01, LLC
ARC REXREGER01, LLC
METHAGER01, LLC
ARC HPDFS HOLDCO, LLC,
each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

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ARC MCCARUK001, LLC
ARC WKBPLUK001, LLC
ARC EEMTRUK001, LLC
ARC TWSWDUK001, LLC
ARC WKSOTUK001, LLC
ARC WKMCRUK001, LLC
ARC PFBFDUK001, LLC
ARC CCLTRUK001, LLC
ARC ALSFDUK001, LLC
ARC DFSMCUK001, LLC
ARC AMWORUK001, LLC
ARC MEROXUK001, LLC
ARC BKSCOUK001, LLC
ARC FUMANUK001, LLC
ARC CABIRUK001, LLC
ARC IAREDUK001, LLC
ARC HPNEWUK001, LLC
GNL RETAIL GP, LLC
ARG DDFLTMI001, LLC
ARG NCD5PCK001, LLC
ARG DG17PCK001, LLC
ARG ARDRDLA001, LLC
ARG AR16PCK001, LLC
ARC MFAKNSC001, LLC
ARC MFVALGA001, LLC
ARC MFMDNID001, LLC
ARG KGOMHNE001, LLC
ARC DB5SAAB001, LLC
ARC HR5STP3002, LLC
ARC HR5STP3001, LLC
ARC HR5STP1002, LLC
ARC HR5STP1001, LLC,
each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

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ARC HR5STP2001, LLC
ARG DDHBLTX001, LLC
ARG SCSPFOH001, LLC
ARG FEMARIL001, LLC
ARG MCWOKUK001, LLC
ARC KPHTNNE001, LLC
GNL CANADIAN HOLDCO, LLC
ARC FEGRFND001, LLC
ARC FESOUIA001, LLC
ARC FEEGLWI001, LLC
ARC FEWAUWI001, LLC
ARC FMMTVAL001, LLC
ARG DNMGCIN001, LLC
ARG FMBKHMS001, LLC
ARG FMCTVMS001, LLC
ARC DGBNBGA001, LLC
ARC ORMNTWI001, LLC
ARC TKLWSFL001, LLC
ARC AZTMPGA001, LLC
ARC AAANGIN001, LLC
ARC DGVDRTX001, LLC
ARC AABNLFL001, LLC
ARC AAWSNGA001, LLC
ARC BKMST41001, LLC
ARC CBDTNPA001, LLC
ARC CBPHLPA002, LLC
ARC CBPHLPA003, LLC
ARC CBPHLPA004, LLC
ARC CBRBRPA001, LLC
ARC CBWNEPA001, LLC
ARC AZCROMI001, LLC
ARC AATNTMA001, LLC,
each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

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ARC FDFNTPA001, LLC
ARG WLGREFI001, LLC
ARG CCFAYNC001, LLC
ARG CCLTZFL001, LLC
ARG FMATHTX001, LLC
ARG DGCSTKY001, LLC
ARG DGSDLKY001, LLC
ARG DGFLSKY001, LLC
ARG DGELKKY001, LLC
ARG DGLCNMI001, LLC
ARG DGCLKIA001, LLC
ARG DGCTSMI001, LLC
ARG DI51PCK001, LLC
ARG AA12PCK001, LLC
ARC FEWTNSD001, LLC
ARC FELELMS001, LLC
ARC HR5VAGA001, LLC
ARC HR5BIAL001, LLC
ARC HR5HASC001, LLC
ARC FECNBIA001, LLC
ARC TPEGPTX001, LLC
ARG FMCHIIL001, LLC
ARC DGSVNMO001, LLC
ARG AA14PCK001, LLC
ARC DGMSNTX002, LLC
ARC DGBGLLA001, LLC
ARC DGDNDLA001, LLC
ARC AZCTOLA001, LLC
ARC DGATHMI001, LLC
ARC DGFLRMI001, LLC
ARC DGHDNMI001, LLC,
each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

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ARC DGMKNMI001, LLC
ARC DGRSEMI001, LLC
ARC BFFTMFL001, LLC
ARC DGVNLTN001, LLC
ARC TSVRNCT001, LLC
ARC DGMRALA001, LLC
ARC LWMCNGA001, LLC
ARC FLCLTNC001, LLC
ARC DGNTALA001, LLC
ARC DGGSBVA001, LLC
ARC FDCHLID001, LLC
ARC CHLKJTX001, LLC
ARC CHVCTTX001, LLC
ARC CVANSAL001, LLC
ARC DGSTNVA001, LLC
ARC DGMBLAR001, LLC
ARC WGLNSMI001, LLC
ARC ABHNDMS001, LLC
ARC DGGNWLA001, LLC
ARC CKMST19001, LLC
ARC WGOKCOK001, LLC
ARC WGGLTWY001, LLC
ARC TSHTNMI001, LLC
ARC TSHRLKY001, LLC
ARC MFKXVTN002, LLC
ARC DGFHLLA001, LLC
ARC DGLCRMN002, LLC
ARC DGFTSAR001, LLC
ARC DGHTSAR001, LLC
ARC DGRYLAR001, LLC
ARC DGWSNNY001, LLC
ARC DGLAFTN001, LLC
ARC FDCRLMO001, LLC,
each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

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ARC ARVIRMN001, LLC
ARC FDWLDCO001, LLC
ARC CBLDLPA001, LLC
ARC CBLMAPA001, LLC
ARC CBPHLPA001, LLC
ARC DGSRBMO001, LLC
ARC ARERIPA001, LLC
ARC FDDXRNM001, LLC
ARC FDHCRTX001, LLC
ARC FDPLSTX001, LLC
ARC DGHBKLA001, LLC
ARC DGTLSLA001, LLC
ARC DGDVLLA001, LLC
ARC DGCHEOK001, LLC
ARC DGBKHMS001, LLC
ARC DGCMBMS001, LLC
ARC DGFRTMS001, LLC
ARC DGRLFMS001, LLC
ARC DGWPTMS001, LLC
ARC DGHTGWV001, LLC
ARC DGWRNIN001, LLC
ARC HR5MSSE001, LLC
ARC HR5CURI001, LLC
ARC HR5SINJ001, LLC
ARG CCNLVTX001, LLC
ARG FMIDBOK001, LLC
ARG FMTYLTX001, LLC
ARG CCPBLCO001, LLC
ARG DGBRWKY001, LLC
ARG DDEPOTX001, LLC
ARC DGGVLMS002, LLC
ARC LWFYTNC001, LLC
ARC LWAKNSC001, LLC
ARC WGTKRGA001, LLC
ARC CVHYKMA001, LLC,
each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

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THE NECESSITY RETAIL REIT OPERATING PARTNERSHIP, L.P.,
a Delaware limited partnership

By:	GNL RETAIL GP, LLC, a Delaware limited liability company, its general partner

	By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

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OSMOSIS SUB I, LLC,
a Maryland limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

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ARG PF4PCAN001, ULC,
an Alberta unlimited liability corporation

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Director

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The Agent joins in the execution of this Guaranty for the sole and limited purpose of evidencing its agreement, on behalf of the Lenders, to the governing law provisions contained in Section 14 hereof and the waiver of the right to trial by jury contained in Section 15 hereof and Section 6 of the Contribution Agreement.

BMO BANK N.A.,
as the Agent

By:	/s/ Darin Mainquist
Name:	Darin Mainquist
Title:	Director

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